UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811- 21748

 Bread & Butter Fund, Inc.

(Exact name of registrant as specified in charter)

3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Address of principal executive offices) (Zip code)

James B Potkul, Potkul Capital Management LLC.

 3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Name and address of agent for service)

Registrant's telephone number, including area code:   973-331-1000

Date of fiscal year end:      December 31

Date of reporting period:   December 31,  2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

A No Load Capital Appreciation Fund

BABFX

Annual Report

December 31, 2011

Phone: (888) 476-8585

(440) 922-0066

BreadandButterFund.com

Dear Fellow Shareholders,

The Bread & Butter Fund (BABFX) produced a total return of 1.83% for the year ending December 31, 2011. It compared reasonably against the 2.11% total return with dividends reinvested for the S&P 500 Index.

Currently, the Fund holdings are attractively priced and solidly financed to grow their underlying intrinsic values.  In particular, Loews Corporation and Berkshire Hathaway grew their underlying per share intrinsic values in 2011, while the share prices remain at a large discount. These two holdings are core and carry a fairly heavy weighting in the Fund, since I have a great deal of confidence in the management’s ability to allocate cashflows to grow per share value.

The Fund held 23% in cash at the end of the year.  Short term cash investments continue to yield near zero and earn a negative real rate of return when taking into account inflation. Even with such a meager return, cash is a strategic asset for the Fund when liquidity is needed to purchase undervalued investments in distressful times. The search for higher yields and safety has driven many investors into U.S. Treasury bonds. The 30 year U.S. Treasury bond is irrationally priced as it is yielding slightly over 3% for the privilege to earn a real negative rate of return after inflation.   I have discovered over the years that markets can remain irrational a lot longer than you can remain solvent. High asset prices are not necessarily a great timing indicator in the short term. However, the great value investor Ben Graham once said that in the short term the market is a voting machine, but in the long term it is a weighing machine. Some investors have been successful investing in long term bonds for capital gains, but trying to time an exit maybe more difficult than they think. The risks are growing that capital losses could ramp up quickly if rates head higher and bond prices lower. As a value investor, treasury bonds appear to be in a bubble that could finally end its 30 year bull market starting in 1981.

Over the six month period ending December 31, 2011, the Fund made a number of purchases and sales. The Fund purchased new positions in General Motors common stock and the preferred B shares, Penn West Petroleum common shares and added to the Fund’s Newmont Mining position. The Fund bought General Motors at an extremely low multiple of earnings and cashflow. The company’s operations have a made a solid turnaround and there is additional room for future margin improvements.  GM has amassed a competitive lineup of high gas mileage vehicles that has helped it to regain the number one automobile market share position in the U.S.  General Motors is well financed with a large cash position to help it to weather another possible downturn in the economy and to offset its pension liability.  In addition, the auto industry is in the midst of a major upgrade cycle as the average age of the car fleet is   nearly 11 years. With this pent up replacement demand in the pipeline, new car sales should remain quite strong for the foreseeable future. At the time of purchase, General Motors shares cheap valuation and solid financial position was so compelling that it offset such concerns as the pension liability, the large government ownership and the weak European car market in my opinion.  These issues are all manageable and should diminish over time.  Also, the Fund bought Penn West Petroleum at a very attractive price to reserve value and cashflows. The company pays a nice dividend and has an enormous land position in the Western Canadian region which offers years of exploration and development opportunities. The Fund sold shares in Amsurg Corporation, Crude Carriers, Nam Tai, PHI Inc. and YPF. The shares of these companies were sold for a number of reasons such as the share price reaching fair value, conflicted mergers, weaker than expected operational performance and foreign country risks.

For the six month period ending December 31, 2011, the main contributor to the Fund’s performance was Penn West Petroleum and Philip Morris International. The main detractors from the Fund’s performance were NRG Energy, Noble Corporation, Crude Carriers and Chesapeake Energy Corporation. The Fund continues to hold all the detractors except Crude Carriers and believes these stocks offer attractive upside returns.

Some Market Observations

The economy continues to show slight improvement, but this is far from a typical recovery. The pace of economic recovery is quite slow compared to the sharp rebounds experienced in the past. The private sector continues to deleverage while the public sector continues to increase debt at an alarming rate. Recently, the total public debt to GDP crossed 100% and it does not end there.  In addition to the current debt of $15.4 trillion, the President’s budget projects over $1 trillion deficits in 2012 and 2013. Since the U.S. dollar is the reserve currency of the world we have had the freedom to operate with large deficits without the adverse consequences of higher interest rates and sovereign debt issues many countries without this advantage confront.  How much more debt can the U.S. Federal Government issue before global investors reject our treasury bonds and dollars? There are growing signs that foreign countries are beginning to shift away from the dollar in commerce to transact in their own currencies or even hard assets.  Recently, India bought oil from Iran for gold and China is in talks for a similar deal. The BRIC countries (Brazil, Russia, India, China) have had a number of discussions about forming some sort of alliance to promote transactions in their currencies and even a new global currency backed by hard assets. Also, another sign of migration away from the dollar is Russia and China’s reduced holdings of U.S. Treasury bonds.

In past letters I have pointed out that total debts (corporate, financial, government, household) to GDP is 350%. To put this into perspective, in the Great Depression of the early 1930’s total debt to GDP was about 270%. However, the GDP contracted about a 1/3 by 1933 while our GDP today is above 2008 levels now. This large debt burden is a headwind on the economy, but becomes a dead weight when interest rates start to increase. The interest expense will consume a greater portion of disposable incomes and U.S. Government tax receipts. In particular interest expense on the $15.4 trillion government debts would explode upwards when positive real rates of interest return. Right now, the average interest rate on our government debt is 2.78% as reported at treasurydirect.gov.  In January 2002 the average interest rate was 5.71%, more than double the current interest expense. A rational borrower would extend maturities out long term to lock in low rates for years to come. However, the treasury department‘s strategy is to shorten debt maturities. When interest on our debt starts to increase more and more of government tax receipts will be consumed by interest expense. With government tax receipts running at about $2.4 trillion and interest expense at $425 billion, about 18% of tax receipts are consumed by interest expense. A manageable level until the interest rate on the debt returns to historical levels at which point over a third of tax receipts would be consumed by interest expense. This level of interest expense would be a very serious drag on the economy.

The Federal Reserve continues to pursue an aggressive inflationary monetary policy in response to a stagnating economy and high debts. Zero interest rate policy (ZIRP) and quantitative easing (QE) are just fancy names for money printing which in the end devalues the purchasing power of the dollar. We have all experienced over the years the consequence of inflation by the rise in the cost of living. It is important in order to maintain a standard of living to stay ahead of inflation by growing your disposable income and your investments at a positive real rate of return. With Fixed income investments at record low interest rates, it will be difficult to accomplish this goal. Historically, investing in hard assets and equities has been a proven way to keep up with inflation or even exceed it. The Bread & Butter Fund is investing in undervalued assets which have the ability to match or even exceed the potential for further dollar devaluations. At times it can be difficult to stay the course when the markets fluctuate wildly or the inevitable corrections hit, but history has proven that some of the best times to invest are in times of crisis and panic. On the other hand, when markets are optimistic and speculation is widespread, history has proven that caution is the best course of action.  Emotions can take over and work against your long term investment success. The contrarian value investment strategy has a built in set of checks and balances to overcome the emotional pull that can hurt investment performance.

Thank you for your continued investment in the Fund. You can reach us by the Fund’s website www.breadandbutterfund.com or by email at james@breadandbutterfund.com.  Our Fund has grown mainly by the support of current investors and word of mouth. All investors in the Fund can benefit from a growing asset base. A higher asset base helps the Fund to spread operating costs over a larger base by economies of scale. Also consistent inflows especially in times of panic and lower share prices adds much needed capital for undervalued investment opportunities and attractive entry prices for investors in the Fund.

Respectfully Submitted,

James Potkul

President and Chief Investment Officer

The views contained in this report are those of the Fund’s portfolio manager as of December 31, 2011,

and may not reflect his views on the date this report is first published or anytime thereafter. The preceding examples of specific investments are included to illustrate the Fund’s investment process and strategy. There can be no assurance that such investments will remain represented in the Fund’s portfolios. Holdings and allocations are subject to risks and to change. The views described herein do not constitute investment advice, are not a guarantee of future performance, and are not intended as an offer or solicitation with respect to the purchase or sale of any security

BREAD & BUTTER FUND, INC.
Top Ten Holdings and Asset Allocation
December 31, 2011 (Unaudited)

Top Ten Holdings		Asset Allocation
(% of Net Assets)		(% of Net Assets)

Loews Corp.	11.46%	Diversified Holdings Cos.	17.21%
Newmont Mining Corp.	10.75%	Gold and Silver Ore	14.20%
Philip Morris International Inc.	8.99%	Consumer Products	8.99%
Berkshire Hathaway, Inc. Class B	5.74%	Meat Packing Plants	6.91%
Tyson Foods, Inc.	5.17%	Oil & Gas Exploration/Production	6.45%
Coeur d'Alene Mines Corp.	3.46%	Oil Field Services	3.84%
Chesapeake Energy Corp.	3.19%	Healthcare-Pharmaceuticals	3.10%
Pfizer Inc.	3.10%	REIT Preferreds	2.91%
Commonwealth Trust Class D 6.50%	2.91%	Retail	2.57%
Walmart Stores, Inc.	2.57%	Convertible Preferred Stocks	2.45%
	57.34%	Closed-End Trust	2.12%
		Real Estate	1.94%
		Motor Vehicles & Passenger Car Bodies	1.45%
		Electric Services	1.30%
		Radiotelephone Communications	1.00%
		Short Term Investments	23.56%
		Liabilities in Excess of Other Assets	(0.00)%
			100.00%

                                                      BREAD & BUTTER FUND

                                                                 PERFORMANCE ILLUSTRATION

                                                               DECEMBER 31, 2011 (UNAUDITED)

Bread & Butter Fund

Comparison of the Change in Value of a $10,000 Investment in the Bread & Butter Fund and the S&P 500 Index.

$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
10/31/2005
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
Bread & Butter Fund
Average Annual Total Returns (a)
(for periods ended December 31, 2011)
Bread & Butter Fund ($12,349)
S&P 500 ($11,870)

	1 Year	3 Year	Since Inception
Bread & Butter Fund *	1.83%	11.83%	3.48%
S&P 500 **	2.11%	14.11%	2.82%

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was October 31, 2005.

**The Standard & Poor's 500 Index ("S&P 500") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on October 31, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less then their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes. Current performance may be higher or lower than the performance quoted.

BREAD & BUTTER FUND

PORTFOLIO ANALYSIS

DECEMBER 31, 2011 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Electric Services
1.30%
Gold and Silver Ore
14.20%
Healthcare/Pharmaceutical
3.10%
Meat Packing Plants
6.91%
Motor Vehicles & Passenger Car Bodies
1.45%
Oil & Gas Exploration\Production
6.45%
Oil Field Services
3.84%
Radiotelephone Communications
1.00%
Real Estate
1.94%
Retail
2.57%
Consumer Products
8.99%
Convertible REIT Preferreds
2.91%
Cash Equivalent
23.56%
Closed-End Trust
2.12%
Convertible Preferred Stocks
2.45%
Diversified Holding Cos.
17.21%

	Bread & Butter Fund
	Schedule of Investments
	December 31, 2011

Shares		Value

COMMON STOCKS - 68.96%

Consumer Products - 8.99%
1,600	Philip Morris International, Inc.	125,568

Diversified Holding Cos. - 17.21%
1,050	Berkshire Hathaway, Inc. Class B *	80,115
4,250	Loews Corp.	160,013
		240,128
Electric Services - 1.30%
1,000	NRG Energy, Inc. *	18,120

Gold & Silver Ores - 14.20%
2,000	Coeur d'Alene Mines Corp. *	48,280
2,500	Newmont Mining Corp.	150,025
		198,305
Healthcare-Pharmaceutical - 3.10%
2,000	Pfizer, Inc.	43,280

Meat Packing Plants - 6.91%
1,000	Smithfield Foods, Inc. *	24,280
3,500	Tyson Foods, Inc. Class A	72,240
		96,520
Motor Vehicles & Passenger Car Bodies - 1.45%
1,000	General Motors Co.*	20,270

Oil & Gas Exploration\Production - 6.45%
2,000	Chesapeake Energy Corp.	44,580
1,000	Penn West Petroleum Ltd.	19,800
1,000	Statoil ASA ADR	25,610
		89,990
Oil Field Services - 3.84%
500	Ensco Plc. ADR	23,460
1,000	Noble Corp. (Switzerland)	30,220
		53,680
Radiotelephone Communications - 1.00%
500	Vodafone Group plc (United Kingdom)	14,015

Real Estate - 1.94%
1,000	Consolidated - Tomoka Land Co.	27,070

Retail - 2.57%
600	Walmart Stores, Inc.	35,856

TOTAL COMMON STOCKS (Cost $778,659) - 68.96%		962,802

Closed-End Trust - 2.12%
500	Central Gold Trust (Canada) *	29,585
TOTAL CLOSED-END TRUST (Cost $23,140) - 2.12%		29,585

CONVERTIBLE PREFERRED STOCKS - 2.45%
1,000	General Motors Co. Class B 4.75% 12/01/13	34,250
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $34,669) - 2.45%		34,250

CONVERTIBLE REIT PREFERREDS - 2.91%
2,000	Commonwealth Trust Class D 6.50% 12/31/49	40,580
TOTAL CONVERTIBLE REIT PREFERREDS (Cost $16,409) - 2.91%		40,580

SHORT TERM INVESTMENTS - 23.56%
78,948	Fidelity Institutional Money Market Portfolio (Cost $78,948) 0.01%**	78,948
250,000	Huntington Conservative Deposit Account (Cost $250,000) 0.10%**	250,000
TOTAL SHORT-TERM INVESTMENTS (Cost $328,948) - 23.56%		328,948

TOTAL INVESTMENTS (Cost $1,181,825) - 100.00%		1,396,165

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.00)%		(137)

NET ASSETS - 100.00%		$ 1,396,028

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2011.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2011, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 962,802	$ -	$ -	$ 962,802
Preferred Stocks	34,250	-	-	34,250
Closed-End Trust	29,585	-	-	29,585
REIT Preferred	40,580	-	-	40,580
Short-Term Investments:
Fidelity Institutional Money Market Portfolio	78,948	-	-	78,948
Huntington Conservative Deposit Account	250,000	-	-	250,000
	$ 1,396,165	$ -	$ -	$ 1,396,165

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Statement of Assets and Liabilities
December 31, 2011

Assets:
Investments in Securities, at Value (Cost $1,181,825)	$ 1,396,165
Receivables:
Dividends and Interest	2,263
Total Assets	1,398,428
Liabilities:
Management Fees	1,200
Accrued Expenses	1,200
Total Liabilities	2,400

Net Assets	$ 1,396,028

Net Assets Consist of:
Capital Stock	$ 120
Paid In Capital	1,235,486
Accumulated Realized Loss on Investments	(53,918)
Unrealized Appreciation in Value of Investments	214,340
Net Assets, for 119,650 Shares Outstanding	$ 1,396,028

Net Asset Value Per Share	$ 11.67

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Statement of Operations
For the year ended December 31, 2011
.

Investment Income:
Dividends (net of $173 of foreign tax withheld)	$ 22,846
Interest	483
Total Investment Income	23,329

Expenses:
Advisory Fees (Note 2)	14,830
Transfer Agent Fees	6,000
Custody Fees	3,600
Printing & Postage Fees	261
Professional Fees	10,376
Insurance Fees	302
Registration Fees	2,603
Quotes & Fees	3,475
Software Fees	470
Director Fees	40
Taxes	500
Other Expenses	687
Total Expenses	43,144
Less fees waived and expenses reimbursed by Advisor (Note 2)	(13,484)
Net Expenses	29,660

Net Investment Loss	(6,331)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	19,254
Net Change in Unrealized Appreciation on Investments	11,725
Realized and Unrealized Gain on Investments	30,979

Net Increase in Net Assets Resulting from Operations	$ 24,648

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/2011	12/31/2010
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (6,331)	$ (2,513)
Realized Gain on Investments	19,254	41,610
Unrealized Appreciation on Investments	11,725	82,564
Net Increase in Net Assets Resulting from Operations	24,648	121,661

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	-
Total Distributions Paid to Shareholders	-	-

Capital Share Transactions (Note 4)	(1,985)	188,788

Total Increase in Net Assets	22,663	310,449

Net Assets:
Beginning of Period	1,373,365	1,062,916

End of Period (Including Undistributed Net Investment Income (Loss) of $0, and $93, respectively)	$ 1,396,028	$ 1,373,365

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Net Asset Value, at Beginning of Period	$ 11.46	$ 10.34	$ 8.42	$ 10.37	$ 11.03

Income From Investment Operations:
Net Investment Income (Loss) *	(0.05)	(0.02)	0.09	0.04	0.13
Net Gain (Loss) on Securities (Realized and Unrealized)	0.26	1.14	1.92	(1.96)	(0.55)
Total from Investment Operations	0.21	1.12	2.01	(1.92)	(0.42)

Distributions:
Net Investment Income	-	-	(0.09)	(0.03)	(0.12)
Realized Gains	-	-	-	-	(0.04)
Return of Capital	-	-	-	-	(0.08)
Total Distributions	-	-	(0.09)	(0.03)	(0.24)

Net Asset Value, at End of Period	$ 11.67	$ 11.46	$ 10.34	$ 8.42	$ 10.37

Total Return **	1.83%	10.83%	23.91%	(18.49)%	(3.83)%

Net Assets at End of Period (Thousands)	$ 1,396	$ 1,373	$ 1,063	$ 967	$ 1,151

Ratio of Expenses to Average Net Assets
Before Waivers	2.91%	3.53%	3.66%	2.75%	2.69%
After Waivers	2.00%	1.76%	1.40%	1.40%	1.40%
Ratio of Net Investment Income to Average Net Assets
After Waivers	(0.43)%	(0.21)%	0.94%	0.33%	1.19%

Portfolio Turnover	36.63%	49.92%	15.47%	59.66%	18.09%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:  The Bread & Butter Fund, Inc. (the "Fund"), is an open-end, no-load, non-diversified regulated investment company that was incorporated in the state of New Jersey on March 2, 2004.  The Fund commenced investment operations October 31, 2005. The Fund is authorized to issue 100,000,000 shares of $.001 par value capital stock.

The Fund's investment objective is to seek long-term capital appreciation primarily by investing in securities that Potkul Capital Management LLC (the "Adviser") believes are undervalued. The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuations:  Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.   Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price, except for short positions, for which the last quoted asked price is used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Directors.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes:  The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2008-2011, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 31, 2011, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized, over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for operations during the reporting. Actual results could differ from these estimates.

Reclassifications: In accordance with GAAP, the Fund recorded a permanent book/tax difference of $6,331 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

NOTE 2. INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory agreement with the Adviser to furnish investment advisory and certain other management services to the Fund. The Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00%.  The Adviser will absorb all expenses of the Fund so that the Fund's total expense ratio is equal to or less than 2.00%.  This expense cap shall remain in effect in perpetuity and can only be terminated by the Fund. The Fund will bear its own operating expenses which will include director's fees, legal and accounting fees, interest, taxes, brokerage commissions, bookkeeping and record maintenance, operating its office, transfer agent and custodian fees.  For the year ended December 31, 2011, the Adviser earned $14,830 pursuant to the advisory agreement.  The Adviser waived $13,484 in advisory fees for the year ended December 31, 2011.   At December 31, 2011, the Fund owed the Advisor $1,200 for management fees.

James B. Potkul is the President and Chief Investment and Compliance Officer of the Fund. Mr. Potkul is also the President/Chief Investment Officer and Principal of the Adviser.

NOTE 3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2011 were $570,059 and $432,498, respectively.

NOTE 4. CAPITAL SHARE TRANSACTIONS

As of December 31, 2011, there were 100,000,000 shares of $.001 per value capital stock authorized.  The total par value and paid-in capital totaled $1,236,054. Transactions in capital stock were as follows for the years ended December 31, 2011 and 2010.

	December 31, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	12,308	$ 143,951	18,547	$ 203,954
Shares reinvested	-	-	-	-
Shares redeemed	(12,524)	(145,936)	(1,432)	(15,166)
Total increase (decrease)	(216)	$ (1,985)	17,115	$ 188,788

NOTE 5.   TAX MATTERS

As of December 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Undistributed ordinary income

$                 0

Capital loss carry-forwards expiring:  12/31/2017 +

($     53,798)

Post-October capital loss deferrals realized between 11/1/2011 and 12/31/2011 *

($          119)

Gross unrealized appreciation on investment securities

$      220,999

Gross unrealized depreciation on investment securities

(6,659)

Net unrealized depreciation on investment securities

$      214,340

Tax Cost of investment securities, including short-term investments

$   1,181,825

*These deferrals are considered incurred in the subsequent year.

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

The Fund did not pay a dividend distribution for the years ended December 31, 2011 and 2010.

NOTE 6.  THE REGULATED INVESTMENT COMPANY MODERNIZATION ACT OF 2010

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, some provisions of the Act, not including the changes to capital loss carryforwards, are effective for the Fund’s fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

NOTE 7. NEW ACCOUNTING PRONOUNCEMENT

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

  of Bread & Butter Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Bread & Butter Fund, Inc., (the "Fund") including the schedule of investments, as of December 31, 2011 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bread & Butter Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the  period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 28, 2012

Bread & Butter Fund
Expense Illustration
December 31, 2011 (Unaudited)

Expense Example

As a shareholder of the Bread & Butter Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2011	December 31, 2011	July 1, 2011 through December 31, 2011

Actual	$1,000.00	$985.64	$10.01
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.12	$10.16

* Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BREAD & BUTTER FUND

DIRECTORS AND OFFICERS

DECEMBER 31, 2011 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.  Information pertaining to the Directors of the Fund is set forth below.  The SAI includes additional information about the Fund's Directors, and is available without charge, by calling 1-888-476-8585.  Each director may be contacted in writing to the director c/o Bread & Butter Fund, Inc., 3633 Hill Road, Parsippany, NJ 07054.

The following table provides information regarding each Fund who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940.

Name, Age	Position, Term & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Donald J McDermott Age: 81	Director, Chairman of the Board 1 Year 6 Years	Retired Professor at Essex County College
Frank J Figurski Age: 48	Director 1 Year 6 Years	Global Systems Archive Engineer, Pfizer Global Supply
Theodore J Moskala Age: 47	Director 1 Year 6 Years	President of Nittany Management, Inc.

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.

Name, Age	Position, Term and Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Jeffrey E. Potkul Age: 45	Director, Secretary 1 Year 6 Years	Manager – Health Economics & Reimbursement Ethicon/Johnson & Johnson

Directors of the Fund are considered "Interested Directors" as defined in the Investment Company Act of 1940 because these individuals are related to the Fund’s Investment Adviser. Jeffrey E.  Potkul is the brother of James B. Potkul, who is the President of the Fund and of the Fund’s Adviser.

BREAD & BUTTER FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2011 (UNAUDITED)

PROXY VOTING GUIDELINES

Potkul Capital Management LLC., the Fund's Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. The Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12 month period ended June 30, is available without charge by calling the Fund at 1-888-476-8585, at the Fund's website http://www.breadandbutterfund.com or by visiting the Securities and Exchange Commission ("SEC's") website http://www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Fund's website http://www.breadandbutterfund.com or at the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Adviser

Potkul Capital Management, LLC.

3633 Hill Rd. 3rd flr.

Parsippany, NJ  07054

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval, Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road, Abington, PA 19001

Legal Counsel

The Sourlis Law Firm

The Courts of Red Bank

130 Maple Ave., Suite 9B2

Red Bank, NJ  07701

This report is provided for the general information of the shareholders of Bread & Butter Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

ITEM 2.  CODE OF ETHICS – The registrant has adopted a code of ethics that applies to

the registrant's principal executive officer and the principal financial    officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT – The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert.  The registrant does not feel the absence of a financial expert impacts the ability of the directors to fulfill its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all officers and directors is adequate together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of federal, state and excise tax returns

    (a)

Audit Fees -  FY 2011  - $9,000

                    FY 2010  - $9,100

    (b)

Audit Related Fees      Registrant         Adviser

      FY 2011                  $0                  $0

      FY 2010                  $0                  $0

    (c)

Tax Fees                Registrant         Adviser

      FY 2011                  $1,600              $0

      FY 2010                  $1,800              $0

Nature of the Fees:  Preparation of tax returns

    (d)

All Other Fees          Registrant         Adviser

      FY 2011                   $0                 $0

      FY 2010                   $0                 $0

    (e)

(1)  Audit committee pre-approval policies

           The directors have not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    (f)

Not applicable.

 (g)       The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

                            Registrant             Adviser

           FY 2011             $1,600                $0

           FY 2010             $1,800                $0

 (h)       Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.   Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the    report to shareholders filed under Item 1 of this Form.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

          Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT  COMPANIES. Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS- Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

(a) Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

 (a)   (1)      EX-99.CODE ETH.  Filed herewith.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley

  Act of 2002.  ex-99cert  Filed herewith.

(b)     Certifications pursuant to Section 906 of the Sarbanes-Oxley

 Act of 2002.  ex-99.906cert   Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bread & Butter Fund, Inc.

By /s/ James B. Potkul

--------------------------

       James B. Potkul

       President/Principal Financial Officer

Date March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ James B. Potkul

------------------------

       James B. Potkul

       President/Principal Financial Officer

Date March 5, 2012